FOTIVDA® (tivozanib) in Renal Cell Carcinoma July 16, 2021 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the potential for FOTIVDA as a treatment option for patients with relapsed or refractory advanced renal cell carcinoma (RCC); the evolving RCC treatment landscape; the potential of the TiNivo-2 study to establish a new immunotherapy sequencing treatment paradigm; AVEO’s ability to successfully sell and distribute FOTIVDA (tivozanib) to patients in the United States; AVEO’s plans and strategies for current and future clinical trials of tivozanib, ficlatuzumab and AV-380 and for commercialization of FOTIVDA in the United States; the advancement of AVEO’s pipeline, including the advancement of ficlatuzumab and AV-380 in multiple clinical studies; the period in which AVEO expects to have to fund its operations; and AVEO’s strategy, prospects, plans and objectives for FOTIVDA and its product candidates and for AVEO generally; the competitive landscape for, and the potential utility of, AVEO’s product candidates; and the potential commercial opportunity of FOTIVDA and AVEO’s other product candidates. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to successfully implement its strategic plans, including its ability to successfully commercialize FOTIVDA and to obtain and maintain market and third party payor acceptance of FOTIVDA; AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, and risks relating to the timing and costs of seeking and obtaining regulatory approvals; AVEO’s dependence on third-party vendors for the development, manufacture, supply, storage and distribution of FOTIVDA, ficlatuzumab and other product candidates; and AVEO’s ability to enter into and maintain its third party collaboration license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to maintain compliance with regulatory requirements; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to FOTIVDA, ficlatuzumab and other product candidates; unplanned capital requirements; adverse general economic, political and industry conditions; the potential adverse effects of the COVID-19 pandemic on AVEO’s business continuity, financial condition, results of operations, liquidity and ability to successfully and timely enroll, complete and read-out data from its clinical trials; competitive factors; and those risks discussed in the sections titled “Risk Factors,” “Risk Factors Summary,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law.

Today’s Speakers Erick Lucera Chief Financial Officer Opening Remarks RCC Market and FOTIVDA Launch RCC Treatment Landscape TIVO-3 and FOTIVDA’s Role in the Treatment Landscape I-O Combo Landscape Thomas Hutson, D.O., Pharm.D. Baylor University Medical Center Brian Rini, M.D. Vanderbilt Ingram Cancer Center Laurence Albigès, M.D., Ph.D. Gustave Roussy Institute Mike Ferraresso Chief Commercial Officer Michael Bailey Chief Executive Officer FOTIVDA Overview

Full prescribing information available at www.FOTIVDA.com FOTIVDA® (tivozanib) NOW APPROVED FOTIVDA (tivozanib) is an oral, vascular endothelial growth factor receptor (VEGFR) tyrosine kinase inhibitor indicated for the treatment of adult patients with relapsed or refractory (R/R) advanced renal cell carcinoma (RCC) following two or more prior systemic therapies. FOTIVDA is the First Therapy Approved for Adults with R/R Advanced RCC Following Two or More Prior Systemic Therapies TIVO-3 is the First Phase 3 Study in RCC that Included a Predefined Population of Patients Who Received Prior Immunotherapy NCCN: Recommended for Subsequent Therapy* * NCCN Guidelines; Updated 3/23/2021; For patients who received 2 or more prior systemic therapies

A First Step Toward Potential Sustainable Value Creation as an Integrated Commercial Company ficlatuzumab ficlatuzumab Pipeline AV-380 AV-203 AV-353

RCC Treatment in Clinical Practice Thomas Hutson, D.O., Pharm.D.

Thomas Hutson, D.O., Pharm.D.: Conflict of Interest Research Support: AstraZeneca, AVEO, Bayer, BMS, Eisai, EMD Serono, Exelixis, Genentech, Gilead, Novartis Consulting: AstraZeneca, AVEO, Bayer, BMS, Eisai, EMD Serono, Exelixis, Genentech, Gilead, Novartis

Impact of immune checkpoint inhibitor therapy Use of immune checkpoint inhibitor (ICI) therapy first line has led to further improvement in overall survival compared with single-agent VEGF therapy1 However, data are lacking on how best to treat patients once they relapse following checkpoint inhibitors1: Data are needed on the efficacy and safety of TKIs and mTORs in this setting mTORs=mammalian target of rapamycin; TKIs=tyrosine kinase inhibitors; VEGF=vascular endothelial growth factor. 1. Zahoor H, et al. Kidney Cancer. 2019;3(2):93-102. Possible treatments1 ICI-ICI combination ICI-VEGF TKI combination VEGF TKI VEGF TKI + mTOR Clinical trial VEGF TKI (not used prior) VEGF TKI + mTOR Clinical trial Subsequent line options First-line regimen

First-line ICI treatment options have expanded

Use of ICIs first line has disrupted the treatment paradigm

Baylor College of Medicine

- Studies of TKIs as second-line therapy enrolled patients who had received single-agent TKIs first line[1]
- However, the treatment paradigm has since evolved[2,3]
- VEGFR inhibitor agents have clinical activity in mRCC that is refractory to ICI therapy[2,3]
  - Median PFS in a small (N=33) retrospective analysis of response to VEGF-TKI therapy in mRCC patients who progressed on ICI combination therapy[2]

Median PFS by type of previous treatment[2]



7.6 mo (CI 95%, 3.6-11.6)
6.2 mo (CI 95%, 5.2-7.2)
Log rank test, P=.310
ICI-ICI
VEGFR TKI-ICI
Progression-free survival (fraction)
1.0
0.8
0.6
0.4
0.2
0.0
0.0
5.0
10.0
15.0
20.0
25.0
Time, months

Graph from Barata PC, et al.[2]
Reproduced with permission.

1. Tannir NM, et al. *Oncologist.* 2018;23(5):540-555. **2.** Barata PC, et al. *Br J Cancer.* 2018;119(2):160-163. **3.** Stukalin I, et al. *J Clin Oncol.* 2020;(suppl 684):abstract 684.

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Post−2nd-line RCC therapy has proven benefits

Baylor College of Medicine

- Post−second-line treatment can offer meaningful efficacy
- In retrospective analysis of treatment of 4824 International Metastatic Renal Cell Carcinoma Database Consortium patients with mRCC[1]:
    - Patients who received third-line therapy had an increased median survival approximately twice that of those who did not receive treatment (14.9 vs 7.6 months, respectively)[1]

Third-line targeted therapy demonstrated improved survival[1*]



Third-line therapy OS:14.9 mo
(95% CI: 14.0-16.4) n=715
No third-line therapy OS:7.6 mo
(95% CI: 6.7-9.0) n=345 P<0.0001
Survival function
1.00
0.75
0.50
0.25
0.00
0
20
40
60
80
100
Overall survival (mo)

*Versus no therapy.

Kaplan-Meier curve showing overall survival from time of cessation of second-line therapy for patients receiving third-line therapy (n=715) or not (n=345), excluding patients who died within 3 months of cessation.

Reprinted from *European Urology*, 71(2), Wells JC, Stukalin I, Norton C, et al. Third-line targeted therapy in metastaticrenal cell carcinoma: results from the International Metastatic Renal Cell Carcinoma Database Consortium, 204-220, 2017, with permission from Elsevier.

CI=confidence interval; OS=overall survival.

1. Wells JC, et al. *Eur Urol.* 2017;71(2):204-209.

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Cumulative toxicity impacts treatment decisions post 2nd line

Baylor College of Medicine

- Adverse events may lead to dose reductions/interruptions, which may lead to underutilization or no treatment[1-6]
- Tolerability issues may disrupt the treatment plan and its potential clinical benefits and may[6-8]:
  - Negatively affect quality of life
  - Increase supportive care interventions
  - Discourage continued/additional treatment

> The tolerability [of regimens] is an issue when considering third- and fourth-line therapies. By the fourth line most patients are just beaten up by treatment, so you can only really discuss hospice care.
>
> —**Community Oncologist**

> In first and second line tolerability isn't an issue. But in third line it always is an issue for patients. There really isn't a good fourth line option that they can tolerate. Most go to palliative care.
>
> —**Academic Oncologist**

Source: AVEO market research, April 2020.

1. D'Aniello C, et al. *Front Oncol*. 2019;9:1400. **2.** Seruga B, et al. *Curr Oncol*. 2009;16(suppl 1):S52-S59. **3.** Bellesoeur A, et al. *Drug Des Devel Ther*. 2017;11:2801-2811. **4.** Massey PR, et al. *Support Care Cancer*. 2015;23(6):1827-1835. **5.** Porta C, et al. *Cancer Med*. 2014;3(6):1517-1526. **6.** Flynn M, et al. *Ther Adv Med Oncol*. 2018;10:1758835918777427. **7.** Tannir NM, et al. *Oncologist*. 2018;23:540-555. **8.** Wong MK et al. *J Med Econ*. 2012;15(6):1139-1148.

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Common adverse events of regimens used in second- and third-line RCC Toxicity Cabozantinib Second and Third Line1 All (Grade 3/4) Axitinib Second Line2 All (Grade 3/4) Lenvatinib With Everolimus Second Line3 All (Grade 3/4) Sorafenib Second Line4 All (Grade 3/4) Hypertension 39% (16%) 40% (16%) 42% (13%) 17% (3%) Fatigue 56% (9%) 39% (11%) 73% (18%) 37% (5%) PPE/HFSR 42% (8%) 27% (5%) 35%* (0%) 30% (6%) Diarrhea 74% (11%) 55% (11%) 81% (19%) 43% (2%) Note: Data from separate studies. *Incidence of rash reported. HFS=hand-foot syndrome; PFS=progression-free survival; PPE/HFSR=palmar plantar erythrodysesthesia/hand-foot skin reaction. 1. Cabometyx (cabozantinib) [package insert]. Alameda, CA: Exelixis, Inc; 2020. 2. Inlyta (axitinib) [package insert]. New York: Pﬁzer Labs; 2020. 3. Lenvima (lenvatinib) [package insert]. Woodcliff Lake, NJ; 2020. 4. Nexavar (sorafenib) [package insert]. Whippany, NJ: Bayer HealthCare; 2018. 5. Mohamed AF, et al. Pharmacoecon. 2011;29(11):977-988. Adverse Events Troublesome to Patients An analysis of survey data from 138 RCC patients found that when treatment attributes were ranked by relative importance, the most important, after PFS, were the adverse events tiredness, diarrhea, liver failure, and HFS.5

Contemporary Trials in 3rd Line+ aRCC First Prospective Phase 3 data to help inform proper sequencing post-ICI therapy Drug Active Comparator Sample Size Primary Endpoint Results Regulatory Status Dovitinib Sorafenib N = 284 PFS mPFS 3.7 v 3.6 (not stat sig) Negative trial MK-6482 (Belzutifan) Everolimus N = 736 PFS & OS Enrollment Ongoing Awaiting Results Tivozanib Sorafenib N = 350 PFS mPFS ITT 5.6 v 3.9 (HR 0.73, p=0.02) Post VEGFR TKI and CPI (n=91) HR 0.55 (95% CI: 0.32, 0.94) FDA Approved March 2021

There is a need for effective and tolerable treatments in later-line RCC Treatment decisions take into account safety, tolerability, comorbidities, and prior therapy,1 so the development of well-tolerated treatment options is essential Delaying symptoms is an essential goal: progressing symptomatic disease imposes a significant burden of complications, pain, and physical limitations, negatively impacting quality of life2 1. Tannir NM, et al. Oncologist. 2018;23(5):540-555. 2. Chen SC, Kuo PL. Intl J Mol Sci. 2016;17(6):987. Progression Physical limitations Symptomatic disease Complications Pain

TIVO-3 Data Brian Rini, M.D.

Brian Rini, M.D.: Conflict of Interest Research Support: Aravive, Arrowhead Pharmaceuticals, AstraZeneca, BMS, Dragonfly Therapeutics, Exelixis, Hoffman-LaRoche, Immunomedics, Incyte, Merck, Mirati Therapeutics, Pfizer, Seattle Genetics, Surface Oncology, Taris Consulting: 3DMedicines, Alkermes, Aravive, Arrowhead, AVEO, BMS, Compugen, Corvus, Eisai, GNE/Roche, GSK, Merck, Pfizer, Shionogi, Surface Oncology, Synthorx Stock: PTC Therapeutics

FOTIVDA: A Differentiated VEGFR 1, 2 and 3 TKI Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life designed to improve efficacy and tolerability Pawlowski N et al. AACR 2013. Poster 3971. Cabozantinib and lenvatinib are not shown because absolute oral bioavailabilities are not reported in the literature. The plots provide an overall assessment of differences between VEGFR-TKIs; the evaluation is substantially qualitative since threshold values cannot be assessed. Tivozanib has High Potency and Selectivity1 Tivozanib’s Long Half Life Creates a Unique PK Profile1 (Selectivity) 1. S. Fogli, et al., Cancer Treatment Reviews 84 (2020) 101966 Tivozanib Significantly Reduces T-Regs

TIVO-3: Pivotal Trial in RCC Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With R/R Advanced RCC Results published in Lancet Oncology in December 2019 N = 350 Histologically / cytologically confirmed recurrent/metastatic RCC ECOG PS 0 or 1 Failed at least two prior regimens including VEGFR-TKI Stratified by IMDC and prior regimen (TKI-TKI; TKI-CPI; TKI-Other) Life expectancy of 3 months or longer Randomize 1:1 Tivozanib Sorafenib Treatment Until Progression* Endpoints Primary: PFS Secondary: OS, ORR, DoR, Safety and Tolerability * Median duration for follow up was 19 months

TIVO-3 Demographics

: First Positive Phase 3 Dataset in Adult Patients Receiving Two or More Prior Systemic Therapies TIVO-3 Primary Endpoint: PFS of Tivozanib vs Sorafenib Survival Probability Treatment Group Source: PFS final analysis, Oct 4, 2018, U.S. FOTIVDA® Package Insert Tivozanib n=175 Sorafenib n=175 44% Improvement in Median PFS 27% Risk Reduction for Progression or Death Tivozanib Sorafenib ORR 18% (12, 24) 8% (4, 13) Median DoR Not reached (9.8, NR) 5.7 months (5.6, NR) Secondary Endpoints OS HR (95% CI) 0.97 (0.75-1.24) Percent Tumor Shrinkage

Tivozanib Median Duration of Response 2X Sorafenib Verzoni et al. ASCO 2021 Median DOR by investigator assessment Tivozanib20.3 months (95% CI, 9.8-29.9) Sorafenib 9.0 months (95% CI, 3.7-16.6)

Exploratory Analysis of Pre-Defined Subgroups: Prior Checkpoint Inhibitor and TKI/TKI Porta et al. ASCO 2019 Other + VEGFR TKI: (N=100) HR=0.98; 95% CI 0.62; 1.56, ASCO GI 2019 Tivozanib Sorafenib Tivozanib Sorafenib Prior Checkpoint Inhibitor + VEGFR TKI Tivozanib (n = 47) Sorafenib (n = 44) Median PFS, months (95% CI) 7.3 (4.8, 11.1) 5.1 (3.2, 7.4) HR (95% CI) 0.55 (0.32, 0.94) P Value 0.028 ORR* 24.4% 6.8% Two Prior VEGFR TKIs Tivozanib (n = 79) Sorafenib (n = 80) Median PFS, months (95% CI) 5.5 (3.6, 7.4) 3.7 (3.6, 3.9) HR (95% CI) 0.57 (0.39, 0.83) P Value 0.003 ORR* 15.2% 7.5%

*Analysis as of Aug 15, 2019; ^Safety population **Includes fatigue and asthenia; † Includes hypertension, blood pressure increased, hypertensive crisis; § Includes diarrhea and frequent bowel movements.; # Includes dermatitis, dermatitis acneiform, dermatitis contact, drug eruption, eczema, eczema nummular, erythema, erythema multiforme, photosensitivity reaction, pruritus, psoriasis, rash, rash erythematous, rash generalized, rash macular, rash maculo-papular, rash morbilliform, rash pruritic, seborrheic dermatitis, skin exfoliation, skin irritation, skin lesion, swelling face, toxic skin eruption, urticaria; ***Palmar-plantar erythrodysesthesia (PPE), also known as hand-foot skin reaction (HFSR). Safety & Tolerability Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term All Grades % Grade 3/4 % All Grades % Grade 3/4 % Fatigue** 67 13 48 12 Hypertension† 44 24 31 17 Diarrhea§ 43 2 54 11 Rash# 18 1 52 15 PPE/HFSR*** 16 1 41 17 >5% difference between arms (grade 3/4) - Patients received FOTIVDA for a mean of 12.7 cycles vs. 6.8 cycles for sorafenib - Despite this, dose reductions and interruptions were less frequent for FOTIVDA than sorafenib Grade 3/4 Treatment-Related Adverse Events* (≥10% frequency in either arm)

Dose Modifications Due to TEAEs Pal et al ASCO 2021

TIVO-3: first positive Phase 3 dataset in adult patients receiving two or more prior systemic therapies TIVO-3 is the first Phase 3 study in RCC that included a predefined population of patients who received prior immunotherapy Potential superior disease control (PFS, ORR & DoR) vs. sorafenib Most frequent Grade 3/4 adverse event is hypertension Fewer dose reductions, interruptions and discontinuations due to AEs compared to sorafenib Positive Risk/Benefit Profile for R/R RCC Full prescribing information available at www.FOTIVDA.com PFS = Progression Free Survival ORR = Over Response Rate DoR = Duration of Response

IO Combinations in RCC: TiNivo and TiNivo-2 Laurence Albigès, M.D., Ph.D.

Laurence Albigès, M.D., Ph.D.: Conflict of Interest Research Support: BMS Consulting: Astellas, AstraZeneca, BMS, Corvus, EISAI, Ipsen, Janssen, Merck, MSD, Novartis, Pfizer Guidelines panel: EUA RCC and ESMO RCC

Nakamura K et al. Cancer Res 2006;66:9134–9142. Pawlowski N et al. AACR 2013. Poster 3971. Hammers, Emerging VEGF-I/O Combinations, ASCO 2017 Tivozanib Properties May Provide Unique Advantages in Combination with CPI Therapy Tolerability is Important in Combinations Tivozanib Significantly Reduces Tregs

Tivozanib (1.0 mg/day) QD/21 days + nivolumab 240 mg Q2 weeks N = 6 ECOG PS ≤ 1 and life expectancy ≥ 3 months Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240 mg Q2 weeks Tivozanib (1.5 mg/day) QD/21 days + nivolumab 240mg Q2 weeks Phase 1 Phase 2 N = 22 ECOG PS ≤ 1 and life expectancy ≥ 3 months A Phase 1/2, Open-Label, Multi-Center Study of Tivozanib in Combination with Nivolumab (OPDIVO®) in Subjects with Advanced Renal Cell Carcinoma (TiNivo) 1o safety, tolerability, and maximum tolerated dose 2o antineoplastic activity Further evaluation of safety and antineoplastic activity Full dose and schedule selected for Phase 2 TiNivo: Phase 1/2 Data

TiNivo: Baseline Characteristics Albiges et al Annals of Oncology Nov 2020

TiNivo: Treatment Related Adverse Events (>5% Any Grade) Albiges et al Annals of Oncology Nov 2020

Treatment Naïve (n=12) Pre-Treated (n=13) Includes 2 Prior CPI Pts Overall (n=25) CR 8% - 4% PR 42% 62% 52% ORR (CR+PR) 50% 62% 56% DCR (CR+PR+SD) 92% 100% 96% mPFS 18.9 mo (4.7, NR) NR* (11.0, NR) 18.9 mo (16.4, NR) Dose reductions 17% Nivolumab Mono2 Tivozanib Mono1 ORR 18% PFS 11.0 ORR 25% PFS 4.6 + Second Line Monotherapy Outcomes** 1 Molina et al. EJC 2018 2 Motzer et al. NEJM 2015 **Data from separate studies : Anti-tumor Activity Seen in Both Treatment Naive and Previously Treated RCC Patients Albiges et al Annals of Oncology Nov 2020 *19 months median follow up

: Change in Tumor Size By Treatment Line

Opportunity To Establish New IO Sequencing Treatment Paradigm

IMDC PS	Intermediate /Poor (~75%)	Favorable (~25%)
1st Line	IPI + Nivo - Checkmate-214	
	Cabo + Nivo vs Sunitinib – Checkmate 9ER	
	Pembro + Axit vs Sunitinib – Keynote 426	
	Avel + Axit vs Sunitinib - Javelin renal 101	
	Pembro + Lenv vs Sunitinib – CLEAR (Under FDA Review)	
2nd Line	TiNivo-2: Strategic Value 1) Define new SOC in future treatment paradigm of 2nd line RCC 2) Establish Nivo as backbone therapy across multiple lines of treatment	
	Cabo + Atezo vs Cabo CONTACT-03 Ph 3 2nd and 3rd line	

AVEO ONCOLOGY

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Tivozanib+Nivolumab: Rationale for 2nd Line RCC Post IO Tivozanib Properties Well suited for TKI+PD-1 Combination: Tivozanib is a well tolerated TKI as a single agent and in combination Tivozanib decreases T-Regs which may enhance PD-1 activity Changing Treatment Landscape in 1st line: Most patients receive IO combination in the first line Limited Phase 3 data exists following IO combinations to inform treatment decisions Opportunity to Improve Efficacy over TKI alone following Prior IO: TiNivo supports synergistic activity with no loss of efficacy from 1st to 2nd line Lenv+Pembro Phase 2 activity following IO

TiNivo-2: Pivotal Trial in RCC Following Prior Immunotherapy Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare FOTIVDA® with OPDIVO® to FOTIVDA® Following Immunotherapy in RCC Patients Enrollment Expected to Start Mid-Year N = 326 Histologically / cytologically confirmed recurrent/metastatic RCC ECOG PS 0 or 1 Progressed following immediate prior immunotherapy treatment in first or second line Stratified by IMDC and prior TKI Randomize 1:1 Tivozanib + Nivolumab Tivozanib Treatment Until Progression Endpoints Primary: PFS Secondary: OS, ORR, DoR, Safety and Tolerability

RCC Market Opportunity Mike Ferraresso

US RCC Market by Line of Therapy1 1) Decision Resources Group projections 2022 Over 16,000 new first-line metastatic patients per year and growing, treatment advances in front line expected to increase size of R/R market 10,000 patients make it to 3rd and 4th line annually, nearly half of these later line patients are currently un-treated Average duration of VEGF treatment today in 3rd line+ less than 4 months, average tivozanib duration in TIVO-3 of 1 year $350m $820m

RCC Treating Oncologist Survey: FOTIVDA Profile Attractive Source: AVEO Demand Study, September 2020 n=125, ZS 83% Of HCPs indicated they would be expected to prescribe FOTIVDA within 6 months of its availability to RCC patients 30% Of HCPs indicated they would be highly likely to increase their treatment rates with the approval of FOTIVDA on the eligible patient population who are not actively receiving treatment in the post-second-line R/R setting

Strategic Objectives for Launch Educate and Raise Awareness “Data void” and tolerability challenges limit patient treatment rates in later line RCC Establish Tivozanib Differentiation Potent, selective, long half-life, down regulation of Tregs First positive Ph3 in adult patients with R/R advanced RCC following two or more systemic therapies First Ph3 that included predefined population of patients who received prior immunotherapy Reach and Impact RCC Prescribers and KOLs Academic centers of excellence Large oncology networks (IDNs, GPOs) Community practices Optimize Patient Access AVEO ACE patient support HUB Comprehensive patient support programs and resources Payer engagement and guidelines coverage

Commercial Launch Underway: RCC Market Addressable with Focused Oncology Team Experienced oncology field force for effective market coverage (~65 FTEs) Commercially available to prescribe Team Deployment plan and Infrastructure designed for success through evolving COVID restrictions Oral oncology drug usage increased during COVID Commercial infrastructure with census coverage, deep pharma/biotech oncology launch experience

FOTIVDA® (tivozanib) Is Available Through a Limited Network of Specialty Pharmacies and Distributors* Specialty Pharmacies (US) Biologics Onco360 Specialty Distributors (US) – Hospitals ASD Specialty Healthcare Cardinal Health Specialty Distribution McKesson Plasma & Biologics Specialty Distributors (US) – IOD Oncology Supply Cardinal Health Specialty Distribution McKesson Specialty Health Limited distribution model through high-touch specialty pharmacies and top specialty distributors supports in-office dispensing practices. *Prescription volume may be under-reported by third-party audit sources due to limited distribution channels

Affordability Adherence Access START on Therapy STAY on Therapy QuickStart / Bridge Program Benefits Investigation Prior Authorization Support Denials / Appeals Support Copay Card Program Patient Assistance Program Alternative Funding Research Nurse Support Calls Patient / Caregiver Education Program Texting / Apps Targeting Best-in-Class Patient Support: The AVEO ACE Program Now Live Patient support HUB program Status

Great Progress Despite COVID Access Challenges Key Launch Milestones FOTIVDA Commercially Available $1.1 Million Q1 Net Revenue Commercial Team Fully Deployed Encouraging uptake of FOTIVDA Patient Experience Samples Surpassed 300 TRxs A Leader in Share of Voice in R/R RCC MARCH 10TH MARCH 22ND END OF MARCH Added to NCCN Guidelines MARCH CURRENT

Q&A Session Michael Bailey Chief Executive Officer Thomas Hutson, D.O., Pharm.D. Baylor University Medical Center Brian Rini, M.D. Vanderbilt Ingram Cancer Center Laurence Albigès, M.D., Ph.D. Gustave Roussy Institute Mike Ferraresso Chief Commercial Officer Michael Needle, M.D. Chief Medical Officer Erick Lucera Chief Financial Officer

Thank You